UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

033-91432
(Commission File Number)

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

                               Delaware                                                                            02-0401674
                                  (State of Incorporation)                                                                (IRS Employer
                     Identification Number)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of registrant’s principal executive office)

(541) 683-2892
(Registrant’s telephone number)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On February 12, 2008, New World Brands, Inc. (the "Company") issued a press release announcing that that its TELES USA business unit has been named winner of a “Best of Show” Award at Technology Marketing Corporation (TMC®)’s INTERNET TELEPHONY Conference and EXPO East 2008. A copy of the Company’s  press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.   Description

99.1        Press Release, dated February 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NEW WORLD BRANDS, INC.

                        By: /s/ M. David Kamrat
                               Name: M. David Kamrat
                               Title:   Chairman and Chief Executive Officer

Date: February 19, 2008